UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

MILWAUKEE IRON ARENA FOOTBALL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27831	91-1947658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11415 NW 123 Lane, Reddick, Florida 32686
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     On April 28, 2011, Milwaukee Iron Arena Football, Inc. by its Board of Directors (the “Company”) dismissed Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm.

The Company engaged Friedman from January 1, 2010 through April 27, 2011 (the “Engagement Period”). Friedman's report on the financial statements for the year ended September 30, 2010 was not subject to an adverse or qualified opinion or a disclaimer of opinion and was not modified as to audit scope or accounting principles. However, Friedman's report on the financial statements for the year ended September 30, 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a “Going Concern” due to recurring losses and an accumulated deficit. During the Engagement Period, the Company did not have any disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused them to make reference thereto in their report on the Company’s financial statements.

The Company has provided Friedman with a copy of the disclosures in this Form 8-K prior to the filing of these disclosures and has requested that Friedman furnish a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with the statements made herein above and, if not, stating in which respects Friedman does not agree. Friedman’s letter is attached to this Form 8-K as Exhibit 16.1.

(b)     On April 28, 2011, with the approval of the Company’s Board of Directors, the Company retained Berman & Company, P.A. to be the Company’s independent registered public accounting firm.

During the two most recent fiscal years and the interim period preceding the engagement of Berman & Company, P.A., the Company has not consulted Berman & Company, P.A. regarding: (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

16.1     Correspondence from Friedman LLP dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2011

Milwaukee Iron Arena Football, Inc.

/s/ RICHARD ASTROM
 By: Richard Astrom
Name: Richard Astrom
Title: Chief Executive Officer